SECOND LIEN SECURITY AGREEMENT

This SECOND LIEN SECURITY AGREEMENT, dated as of April 21, 2017 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by Reed’s Inc., a Delaware corporation (the “Grantor”), in favor of Raptor/Harbor Reeds SPV LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, the Grantor and Secured Party are parties to that certain Securities Purchase Agreement, dated April 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Grantor shall issue a subordinated convertible non-redeemable secured note (as amended, restated, supplemented or otherwise modified from time to time, the “Note”) to Secured Party and certain warrants;

WHEREAS, the Grantor has entered into that certain Amended and Restated Loan and Security Agreement, dated April 25, 2016, as amended, with PMC Financial Services Group, LLC, a Delaware limited liability company (“PMC”) under which PMC has extended certain financial accommodations to the Grantor secured by a security interest in the Collateral (as defined below);

WHEREAS, PMC and Secured Party are parties to that Subordination Agreement, dated April 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), which sets forth the Secured Party’s and PMC’s respective rights and remedies with respect to the Collateral; and

WHEREAS, this Agreement is executed and delivered by the Grantor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations (defined below), which security interest of Secured Party is subordinated to the security interest of PMC as provided in the Subordination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Definitions.

(a)       Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)       Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)       For purposes of this Agreement, the following terms shall have the following meanings:

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“Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Note.

“Perfection Certificate” has the meaning set forth in Section 5.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Second Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject to the subordination of Secured Party’s lien and security interest only to PMC’s lien and security interest under the Loan Agreement as provided in the Subordination Agreement (“PMC’s First Priority”)).

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.       Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing Second Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)       all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), commercial tort claims described on Schedule 1 hereof, letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)       all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

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3.       Secured Obligations. Subject to PMC’s First Priority, the Collateral secures the due and prompt payment and performance of:

(a)       the obligations of the Grantor from time to time arising under the Purchase Agreement, Note, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Note (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding), of the Grantor under or in respect of the Purchase Agreement, Note and this Agreement; and

(b)       all other covenants, duties, debts, obligations and liabilities of any kind of the Grantor under or in respect of the Purchase Agreement, Note and this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).

4.       Perfection of Security Interest and Further Assurances.

(a)       The Grantor shall, from time to time, as may be required by the Secured Party with respect to all Collateral, take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, as applicable, the Grantor shall take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b)       The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

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(c)       The Grantor hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law and subject to PMC’S First Priority.

(d)       The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

(e)       If the Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall (i) notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party and (ii) deliver to the Secured Party an updated Schedule 1.

(f)       If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Secured Party as to such Collateral.

(g)       The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

Notwithstanding anything herein to the contrary, the obligations of the Grantor under this Section 4 shall be subject to the terms and conditions set forth in the Subordination Agreement.

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5.       Representations and Warranties. The Grantor represents and warrants as follows:

(a)       It has delivered to the Secured Party a certificate signed by the Grantor and entitled “Perfection Certificate” (“Perfection Certificate”), and that: (i) the Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Grantor’s organizational identification number (or accurately states that the Grantor has none), the Grantor’s place of business (or, if more than one, its chief executive office), and its mailing address, (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(b)       All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c)       Except as set forth in Schedule 1, the Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. The Grantor holds no commercial tort claims except as indicated on Schedule 1. None of the Collateral constitutes, or is the proceeds of, (i) farm products, (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care-insurance receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

(d)       At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for PMC’s First Priority and security interest created by this Agreement.

(e)       The pledge of the Collateral pursuant to this Agreement creates a valid and perfected Second Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(f)       It has full power, authority and legal right to issue the Note and pledge the Collateral pursuant to this Agreement.

(g)       Each of this Agreement, the Purchase Agreement and Note has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

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(h)       No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required with respect to the issuance of the Note and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Purchase Agreement, Note and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(i)       The execution and delivery of the Purchase Agreement, Note and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j)       Subject to the terms and conditions of the Subordination Agreement, the Grantor has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, as applicable) to have been obtained by the Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC.

6.       Voting, Distributions and Receivables.

(a)       The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Secured Party’s reasonable judgment, any such vote, consent, ratification or waiver could detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Purchase Agreement, the Note or this Agreement.

(b)       The Secured Party agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c)       If any Event of Default shall have occurred and be continuing, the Secured Party may, or at the request and option of the Secured Party the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

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7.       Covenants. The Grantor covenants as follows:

(a)       The Grantor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)       The Collateral will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations without providing at least 30 days’ prior written notice to the Secured Party. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c)       The Grantor shall, at its own cost and expense, defend title to the Collateral and the Second Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected Second Priority security interest for so long as this Agreement shall remain in effect.

(d)       From the date hereof until termination of this Agreement, the Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein.

(e)       The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)       The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

8.       Secured Party Appointed Attorney-in-Fact. The Grantor hereby appoints the Secured Party the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

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9.       Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

10.       Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor’s part to be performed or observed in respect of any of the Collateral.

11.       Remedies Upon Default.

(a)       If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral, at all times subject to the terms set forth in the Subordination Agreement. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 15 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

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(b)       If any Event of Default shall have occurred and be continuing, all rights of the Grantor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 6(b), shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(c)       If any Event of Default shall have occurred and be continuing, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)       If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

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12.       No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

13.       Security Interest Absolute. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)       any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)       any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Purchase Agreement, the Note, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)       any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)       any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)       any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)       any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)       any other circumstance (including, without limitation, any statute of limitations) or manner of administering the obligation under the Note or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

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14.       Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

15.       Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement.

16.       Continuing Security Interest; Further Actions. This Agreement shall create a continuing Second Priority lien and security interest in the Collateral and shall (a) subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

17.       Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

18.       Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude the Secured Party from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Secured Party to realize on any Collateral or any other security for such obligations or to enforce a judgment or other court ruling in favor of the Secured Party. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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19.       Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.       Entire Agreement. This Agreement, the Purchase Agreement, the Note and the Subordination Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

21.       Subordination. The obligations of the Grantor pursuant to this Agreement are subject to PMC’s First Priority. If any conflict or inconsistency exists between this Agreement and the Subordination Agreement, the Subordination Agreement shall govern. Notwithstanding anything to the contrary contained herein, the Liens and security interests granted to the Secured Party pursuant to this Agreement and the exercise of any right or remedy by the Secured Party hereunder are subject in all respects to the provisions of the Subordination Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REED’S INC., as Grantor

By:	/s/ Stephan Freeman
Name:	Stephan Freeman
Title:	Interim Chief Executive Officer

RAPTOR/HARBOR REEDS SPV LLC, as Secured Party

Raptor Holdco GPP LLC, Its Manager

By:	/s/ Robert Needham
Name:	Robert Needham
Title:	Chief Financial Officer

[Signature Page to Security Agreement]

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